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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)

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               DELAWARE                               001-15145                             75-2247099
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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  1845 WOODALL RODGERS FREEWAY,
            SUITE 1300                                                                       75201
           DALLAS, TEXAS                                                                   (Zip code)
      (Address of principal
       executive offices)
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

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         The registrant, AMFM Inc., hereby amends its Current Report on Form 8-K filed October 13, 1999 as set forth herein.

ITEM 5.  OTHER EVENTS.

         In press releases dated October 25 and 26, 1999, copies of which are incorporated herein as Exhibits 99.3 and 99.4, respectively, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of AMFM Inc., announced the second and third amendments of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and the concurrent solicitation of consents to proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1     --        Press release, dated September 27, 1999.(1)
         99.2     --        Press release, dated October 13, 1999.(2)
         99.3     --        Press release, dated October 25, 1999.(3)
         99.4     --        Press release, dated October 26, 1999.(3)


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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 13, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 28, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM INC.
                                            (Registrant)



                                            By: /s/ W. SCHUYLER HANSEN
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                                                  W. Schuyler Hansen
                                                  Senior Vice President and
                                                  Chief Accounting Officer


Date:    October 28, 1999